Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes
9. Income Taxes
Loss before provision for income taxes were as follows for the periods indicated (in thousands):

	Years Ended December 31,
	2024	2023	2022
Domestic	$(116,693)	$(158,095)	$(153,226)
Foreign	(10,792)	(14,179)	(9,435)

Loss before provision for income taxes	$(127,485)	$(172,274)	$(162,661)

The provision for income taxes were $0.5 million, $0.5 million and $0.3 million for the years ended December 31, 2024, 2023 and 2022, respectively, which primarily related to foreign income taxes in Mexico. The Company has incurred net operating losses for all periods presented. The Company has not reflected any benefit of such net operating loss carryforwards in the financial statements. The Company has established a full valuation allowance against its deferred tax assets due to the uncertainty surrounding the realization of such assets.
The effective tax rate differs from the federal statutory income tax rate applied to the loss before provision for income taxes and tax due to the following:

	Years Ended December 31,
	2024	2023	2022
Federal statutory income tax rate	21.0%	21.0%	21.0%
State taxes	1.1	3.2	4.2
Change in valuation allowance	(17.3)	(22.0)	(26.1)
Federal and state tax credits	1.4	1.3	1.4
Stock-based compensation expense	(5.3)	(2.0)	1.2
Non-deductible permanent expenses	(0.5)	(0.7)	(0.2)
Effect of deferred tax adjustment	(0.1)	—	0.2
Non-deductible compensation	(0.7)	(1.0)	(1.9)

Effective income tax rate	(0.4)%	(0.2)%	(0.2)%

Deferred tax assets and liabilities
Deferred income taxes reflect the net tax effect of temporary differences between amounts recorded for financial reporting purposes and amounts used for tax purposes. The major components of deferred tax assets and liabilities were as follows as of the dates indicated (in thousands):

	December 31,
	2024	2023
Deferred tax assets:
Net operating loss carryforwards	$180,588	$161,189
Tax credits	18,163	16,343
Accrual and reserves	3,137	4,907
Tangible and intangible assets	3,534	2,894
Stock-based compensation expense	2,333	4,596
Capitalized research costs	29,014	29,663
Other deferred tax asset	8,386	3,812

Gross deferred tax assets	245,155	223,404
Valuation allowance	(244,165)	(222,061)

Net deferred tax assets	$990	$1,343

	December 31,
	2024	2023
Deferred tax liabilities:
Right-of-use assets	$(990)	$(1,343)

Gross deferred tax liabilities	$(990)	$(1,343)

Realization of the deferred tax assets is dependent upon future taxable income, if any, the amount and timing of which are uncertain. A valuation allowance is provided when it is not more likely than not that some portion of the deferred tax assets will be realized. Management believes that, based on a number of factors, it is more likely than not that the U.S. federal and state net deferred tax assets will not be fully realized, thus a full valuation allowance has been recorded as of December 31, 2024 and 2023. The change in the valuation allowance during the years ended December 31, 2024, 2023 and 2022 was an increase of $22.1 million, $37.8 million, and $42.6 million, respectively.
Starting in 2022, changes to Internal Revenue Code Section 174 made by the Tax Cuts and Jobs Act of 2017 (the TCJA) no longer permit an immediate deduction for research and development expenditures in the tax year that such costs are incurred. As a result, the Company capitalized such costs in its 2024, 2023 and 2022 income tax provisions, resulting in an increase in deferred tax assets.
Net Operating Loss and Tax Credit Carryforwards
As of December 31, 2024, the Company had a net operating loss carryforward for U.S. federal income tax purposes of $729.4 million. Federal net operating losses of $601.6 million incurred after 2017 do not expire but usage is limited to 80% of taxable income. The remaining $127.8 million of federal net operating loss carryforward will begin to expire in 2025 and continue to expire through 2037. The Company had a total U.S. state net operating loss carryforward of $408.8 million. State net operating losses of $118.5 million do not expire. The remaining state net operating loss carryforward of $290.3 million will begin to expire in 2025 and continue to expire through 2044.
As of December 31, 2024, the Company had federal research and development credits of $12.3 million, which will begin to expire in 2030 and state research and development credits of $8.4 million which are not currently subject to expiration. Utilization of the operating loss and tax credits may be subject to annual limitation due to the ownership change limitations provided by the Code and similar state provisions. Such an annual limitation could result in the expiration of net operating loss and tax credit carryforwards before utilization.

Federal and state laws impose substantial restrictions on the utilization of net operating loss and tax credit carryforwards in the event of an ownership change for tax purposes, as defined in Section 382 of the Internal Revenue Code. As a result of such ownership changes, the Company’s ability to realize the potential future benefit of tax losses and tax credits that existed at the time of the ownership change may be significantly reduced. The Company’s deferred tax asset and related valuation allowance would be reduced, as a result. The Company has not performed a Section 382 study to determine the amount of reduction, if any. Unrecognized tax benefits as of December 31, 2024 have been recorded as an offset to federal and state research and development credit carryforwards.
Unrecognized Tax Benefits
A reconciliation of the total unrecognized tax benefits for the periods presented was as follows (in thousands):

	December 31,
	2024	2023
Balance, beginning of year	$3,781	$3,027
Increase related to prior years positions	—	—
Decrease related to current year positions	—	—
Increase related to current year positions	642	754

Balance, end of year	$4,423	$3,781

The Company does not have any material accrued interest or penalties associated with unrecognized tax benefits. The Company does not believe it is reasonably possible that its unrecognized tax benefits will significantly change within the next twelve months.
The Company files income tax returns in the United States, various U.S. states and Mexico. The Company is not under examination by income tax authorities in federal, other states, or other jurisdictions. All tax returns remain open for examination by federal, state, and foreign authorities for three, four, and five years, respectively, from the date of utilization of any net operating loss or credits.